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                                              Filed Pursuant to Rule 497(e)
                                              Registration File No.: 333-39791



                       SUPPLEMENT TO THE PROSPECTUS OF
                 TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
                             DATED MARCH 31, 1998

   The first paragraph under the subsection entitled "Portfolio Management" under the section of the Prospectus entitled "INVESTMENT OBJECTIVE AND POLICIES" is hereby replaced by the following:

         The Fund's portfolio is actively managed by each Co-Adviser acting independently, each with a view to achieving the Fund's investment objective. Terence F. Mahony, Managing Director of TCW, and Michael
         P. Reilly, Managing Director of TCW, are the primary portfolio managers of TCW for the Fund and Robert L. Meyer, Managing Director of MSAM and Morgan Stanley & Co. Incorporated ("MS&Co."), and Andy Skov, a Principal of MSAM and of MS&Co., are the primary portfolio managers of MSAM for the Fund. Mr. Mahony has been a primary portfolio manager of the Fund since July 1996 and has been a portfolio manager with TCW Asia Ltd. since April 1996, prior to which time he was Chief Investment Officer for Global Emerging Markets at HSBC Asset Management (September 1993 -- April 1996). Mr. Reilly has been a primary portfolio manager of the Fund since December 1994 and has been a portfolio manager with affiliates of the TCW Group for over five years. Mr. Meyer has been with MSAM since 1989. He is a co-manager of MSAM's emerging markets group and head of MSAM's Latin America team. Mr. Skov has been with MSAM since 1994 as a Portfolio Manager and prior thereto he worked in the Latin America group at Bankers Trust in corporate finance, research and sales.

October 28, 1998